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                                                                    Exhibit 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, William E. Hantke, Executive Vice President and Chief Financial Officer of Premcor Inc., Premcor USA Inc. and The Premcor Refining Group Inc. (each a "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows with respect to each Company:

1. The quarterly report on Form 10-Q of the Company for the period ended September 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, I have executed this Certification on this 7th day of November, 2002.

                                       By: /s/ William E. Hantke
                                           -------------------------------------
                                           Executive Vice President and
                                           Chief Financial Officer